UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2021

PAE INCORPORATED
(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38643 (Commission File Number)	82-3173473 (I.R.S. Employer Identification No.)

7799 Leesburg Pike, Suite 300 North
Falls Church, Virginia	22043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 717-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A Common Stock, par value $0.0001 per share	PAE	The Nasdaq Stock Market
Warrants	PAEWW	The Nasdaq Stock Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) issued a Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Staff Statement”). The Staff Statement addresses certain accounting and reporting considerations related to the accounting for warrants issued by SPACs. PAE Incorporated (the “Company”) considered the Staff Statement and on April 27, 2021, the Audit Committee of the Company's Board of Directors (the “Audit Committee”), after consultation with management, determined that the consolidated financial statements and related notes included in our Annual Report on Form 10-K, filed with the SEC on March 16, 2021, and the condensed consolidated financial statements included in our Quarterly Reports for the three months ended March 29, 2020, the three and six month periods ended June 28, 2020 and the three and nine month periods ended September, 27, 2020 (the “Affected Periods”) should no longer be relied upon. Similarly, any description of the financial results for the Affected Periods that are disclosed in any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company should no longer be relied upon.

Background

The Staff Statement addressed certain accounting implications related to warrants issued by SPACs. The Staff Statement referenced Accounting Standard Codification 815-40, Contracts in Entity’s Own Equity, which states that warrant instruments that do not meet certain criteria to be considered indexed to an entity’s own stock shall be initially classified as derivative liabilities at their estimated fair values. In periods subsequent to issuance, changes in the estimated fair value of the derivative instrument should be reported as gains or losses in the consolidated statement of operations.

Management evaluated the impact of the Staff Statement on the financial statements for the Affected Periods. The Audit Committee, together with management, determined that the financial statements for the Affected Periods should be restated to classify the warrants as a liability, with subsequent changes in fair value recorded as non-cash gain or loss in each Affected Period. The Company initially classified the warrants as equity in the Company's consolidated financial statements.

In connection with the restatement, management has re-evaluated the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting as of December 31, 2020. Management has concluded that the Company’s disclosure controls and procedures and internal controls over financial reporting were not effective as of December 31, 2020, due to a material weakness in the internal control over financial reporting related to the accounting for complex accounting instruments.

The Company intends to promptly file restated financial statements for the year ended December 31, 2020 on Form 10-K/A. The relevant unaudited interim financial information for each of the quarters ended during the year ended December 31, 2020 will also be restated in the Form 10-K/A.

The Company's management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company's independent registered public accounting firm, Ernst & Young LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAE INCORPORATED

Date: April 29, 2021	By:	/s/ Charles D. Peiffer
Charles D. Peiffer
Interim President & Chief Executive Officer Executive Vice President & Chief Financial Officer